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EXHIBIT 10.06

THIS DEED is made 30 October 1997

BETWEEN

     INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Indo-Pacific")

AND

     MOONDANCE ENERGY PTY LTD of 133 Edward Street, Perth,
Western Australia ("Moondance")

AND

     BORAL ENERGY RESOURCES NZ LIMITED of 38 Bruce Mclaron Road,
Henderson, Auckland ("Boral Energy")

AND

     CROFT EXPLORATION LTD of Fountain House, 3 Woodside
Crescent, Glasgow G37UN, United Kingdom ("Croft")

RECITALS

A. As at the Effective Date Indo-Pacific, Moondance and Croft are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38328 in the percentages set out as follows;

     Indo-Pacific   70%
     Moondance      20%
     Croft          10%

B. Indo-Pacific has agreed with Boral Energy pursuant to a farmin agreement dated 30 October 1997 to assigning the Indo-Pacific Assigned Interest to Boral Energy.

C. Moondance has agreed with Boral Energy pursuant to a farmin agreement dated 30 October 1997 to assign the Moondance Assigned
Interest to Boral Energy.

THE PARTIES AGREE as follows:

1.   Definitions and Interpretations

1.1  Definitions

In this Deed (including the Recitals) unless the context otherwise requires:


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1.1.1     "Act" means the Crown Minerals Act (NZ) 1991 and any
regulations made thereto.

1.1.2     "Deed" means this deed between the Parties.

1.1.3     "Indo-Pacific Assigned Interest" means a 20%
Participating Interest owned by Indo-Pacific assigned to Boral
Energy.

1.1.4     "Effective Date" means 2 November 1996.

1.1.5     "Moondance Assigned Interest" means a 10% Participating
Interest owned by Moondance assigned to Boral Energy.

1.1.6     "Parties" means each of Indo-Pacific, Moondance, Boral
Energy and Croft.

1.1.7 "Participating Interest" means a percentage interest of a Party in the Permit.

1.1.8 "Permit" means petroleum exploration permit PEP 38328 or any renewal or extension thereof and any mining permit granted pursuant thereto.

1.1.9 "Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

1.1.10    "Boral Participating Interest" means together the
Indo-Pacific Assigned Interest and the Moondance Assigned
Interest assigned to Boral.

1.2  Interpretation

In this Deed, unless a contrary intention appears:

1.2.1 a reference to this Deed is a reference to this Deed as amended, varied, novated or substituted from time to time;

1.2.2 a reference to any legislation or any provision of any legislation includes:

     (a) all regulations, orders or instrument issued under the legislation or provision; and

          (b) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

1.2.3     a word:


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     (a)  importing the singular includes the plural and vice
versa; and

          (b) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

1.2.4 a reference to a Party to this Deed or any other instrument includes that Party's executors, administrators, successors and permitted assigns;

1.2.5 where a word or phrase is given meaning, any other part of speech or grammatical form has a corresponding meaning; and

1.2.6 a reference to a clause number, schedule number or annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

1.2.7 words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.   Approval

2.1 Each dealing evidenced by this Deed to which the Act applies will relate back to and take effect on and from the Effective
Date upon the date of obtaining approval for such dealing in accordance with the Act.

2.2 Indo-Pacific, Moondance and Boral Energy must use all reasonable endeavours to have all dealings evidenced by this Deed approved and registered as contemplated by clause 2.1 as expeditiously as possible.

2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months of execution of this deed (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to other Parties and this Deed will terminate on the receipt of that notice.

2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do all other things necessary or desirable to place each other in the same position as they would have been had this Deed or the farmin agreements referenced in Recitals B and C not been executed or acted upon.

3.   Boral Energy

3.1 With effect on and from the Effective Date, Boral Energy assumes the obligations and liabilities arising on and from the Effective Date (but always excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the
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full benefit and advantage of the Boral Participating Interest and all rights thereunder to the same extent to which Indo-Pacific and Moondance would have been so entitled had the Boral Participating Interest not been assigned to Boral Energy.

3.2 Boral Energy will indemnify and keep indemnified Croft against all liability which it may incur by reason of any breach or non-observance by Boral Energy of any of the provisions of this Deed.

3.3 With effect on and from the Effective Date Croft accepts the liability of Boral Energy as set out in clause 3.1 hereof.

4.   Indo-Pacific and Moondance

4.1 Each of Indo-Pacific and Moondance covenant and agree with Croft to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the Indo-Pacific Participating Interest and the Moondance Participating Interest respectively prior to the Effective Date (but excluding liabilities and obligations scheduled for performance on or after the Effective Date) regardless of whether such liability and obligations arise before or after the Effective Date.

4.2  Each of Indo-Pacific and Moondance shall indemnify and hold
Croft harmless from and against all liability which it may incur by reason of any breach or non-observance by Indo-Pacific or Moondance of this Deed.

5.   Participating Interests

The Parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below;

     Indo-Pacific    50%
     Moondance       10%
     Boral Energy    30%
     Croft           10%
                    ____
                    100%

6.   Notices

Any notice to be given to Boral Energy under this Deed must be delivered or sent to:

Boral Energy Resources NZ Limited
C/- 60 Hindmarsh Square
Adelaide  SA  5000

Facsimile: (08) 8223 1851


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7.   Miscellaneous

7.1 This Deed will be binding upon the enure to the benefit of the Parties, their respective successors and each person who derives from them title to a Participating Interest.

7.2 This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

7.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.

7.4 The Parties will bear their own legal costs arising out of the preparation of this Deed, but Boral Energy will bear all stamp duty and registration fees payable on this Deed and any document directly related to or consequential upon this Deed.

7.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonably required by any other Party to give effect to the intent of this Deed.

7.6 Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.

EXECUTED by the parties as a Deed.

SIGNED by INDO-PACIFIC             )         The Common Seal of
ENERGY (NZ) LIMITED by its duly    )         INDO-PACIFIC ENERGY
authorised attorney Jennifer       )         (NZ) LIMITED
Margaret Lean:

/s/ Jenni Lean                     /s/ David Bennett
Signature                          Signature

Attorney                           Director
Office held                        Office held

The COMMON SEAL of BORAL           )    The Common Seal of
ENERGY RESOURCES NZ LIMITED        )    Boral Energy Resources NZ
was affixed in the                 )    Limited
presence of:                       )

/s/ Owen William Poole             /s/ Robbert Jan Willink
Signature                          Signature, Director

Director                           Director
Office held                        Office held





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The COMMON SEAL of                 )    COMMON SEAL
MOONDANCE ENERGY PTY LIMITED       )    MOONDANCE ENERGY PTY
was affixed in the presence of:    )    LTD A.C.N. 073 213 546

/s/ Gregory Alan Corner            /s/ Colin Crabb
Signature                          Signature

Secretary                          Director
Office held                        Office held

The COMMON SEAL of                 )
CROFT EXPLORATION LTD              )
was affixed in the presence of:    )

/s/ David Wood                     /s/ R. Stevenson
Signature                          Signature

Director                           Secretary
Office held                        Office held